CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002




     In connection with the Quarterly Report of Audiovox Corporation (the "Company") on Form 10-Q for the period ended May 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Patrick
M. Lavelle, the President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Patrick M.  Lavelle
Patrick M.  Lavelle
President and Chief Executive Officer
July 11, 2005

                                  Exhibit 32.1